Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO PLAN SUPPORT AND LOCKUP AGREEMENT

This AMENDMENT NO. 1 TO PLAN SUPPORT AND LOCKUP AGREEMENT (this “Amendment”), dated as of March 20, 2013, is entered into by and among (i) the Consenting Lenders party hereto and (ii) LodgeNet Interactive Corporation, LodgeNet StayOnline, Inc., LodgeNet International, Inc., LodgeNet Healthcare, Inc., On Command Corporation, On Command Video Corporation, Puerto Rico Video Entertainment Corporation, Virgin Island Video Entertainment Corporation, Spectradyne International, Inc., The Hotel Networks, Inc. and Hotel Digital Network, Inc (collectively the “LodgeNet Parties” and together with the Consenting Lenders parties hereto, the “Parties”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the PSA (defined below).

RECITALS

WHEREAS, the Parties hereto are party to that certain Plan Support and Lockup Agreement, dated as of December 30, 2012 (the “PSA”);

WHEREAS, the Consenting Lenders party hereto comprise, collectively, the Requisite Consenting Lenders; and

WHEREAS, the Parties hereto have agreed to amend the PSA in accordance with and subject to the terms and conditions set forth herein and therein.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             Amendment to the PSA.  Section 5(d)(vii) of the PSA is hereby amended by deleting the words “the first Business Day that is fifteen (15) calendar days following the entry by the Bankruptcy Court of the Confirmation Order” and replacing such deleted words with “April 5, 2013”.

2.             Consent to Amendment to Investment Agreement.  The Requisite Consenting Lenders hereby consent to an amendment to Section 4.4(b)(x) of the Investment Agreement that (consistent with this Amendment) replaces the words “within fifteen (15) days after the entry of the Confirmation Order by the Bankruptcy Court” with “by 11:59 PM ET on April 5, 2013” (the “Investment Agreement Amendment”).

3.             Effectiveness.  This Amendment shall be effective and binding on the Parties as of the date hereof; provided, however, if the Investment Agreement Amendment is not effective and binding within two (2) calendar days of the date hereof, this Amendment shall be null and void.

4.             Effect Upon PSA.  Except as specifically set forth herein, the PSA shall remain in full force and effect, and is hereby ratified and confirmed.  All future references to the PSA shall refer to the PSA, as hereby amended.

5.             Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.  Delivery of an executed signature page to this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed signature page to this Amendment.

6.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflict of laws that would require the application of the law of any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

LODGENET INTERACTIVE CORPORATION
LODGENET STAYONLINE, INC.
LODGENET INTERNATIONAL, INC.
ON COMMAND CORPORATION
ON COMMAND VIDEO CORPORATION
PUERTO RICO VIDEO ENTERTAINMENT CORPORATION
VIRGIN ISLAND VIDEO ENTERTAINMENT CORPORATION
SPECTRADYNE INTERNATIONAL, INC.
THE HOTEL NETWORKS, INC.
HOTEL DIGITAL NETWORK, INC.

By:	/s/ James G. Naro
Name: James G. Naro
Title: Co-Chief Executive Officer, Senior Vice President and General Counsel

LODGENET HEALTHCARE, INC.

By:	/s/ Gary Kolbeck
Name: Gary Kolbeck
Title: President

[Signature Page to Amendment No. 1 to Plan Support and Lockup Agreement]

[CONSENTING LENDER]

[Lender signature pages redacted from filing]

By:
Name:
Title:

Address:

Attn:
Tel:
Fax:
Email:

Aggregate principal amount of Lender Claims:

$

[Signature Page to Amendment No.1 to Plan Support and Lockup Agreement]